Income Taxes and Duties - Summary of Principal Factors Generating the Deferred DUC (Detail) - DUC - MXN ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred DUC asset:
Tax credits	$ 512,640,627	$ 454,631,317
Deferred Profit-sharing duty liability:
Wells, pipelines, properties, plant and equipment	(195,705,735)	(171,170,789)
Deferred DUC asset net	316,934,892	283,460,528
Unrecognized Deferred DUC	(314,346,132)	(274,008,700)
Net, deferred DUC asset	$ 2,588,760	$ 9,451,828